Subsequent Events	12 Months Ended
Dec. 31, 2022
Disclosure Of Events After Reporting Period Text Block Abstract
SUBSEQUENT EVENTS
35.	SUBSEQUENT EVENTS

In January 2023, the Group has repurchased 2,271,775 common shares in a privately negotiated transaction. The shares were repurchased at a price of USD 8.60 per share, for a total cost of USD 19,537 thousand. This transaction is part of the Group’s current common share repurchase authorization approved by the Board of Directors in May 2022.